IFHR 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 25 , 2007

Infe - Human Resources, Inc.

______________________________________________________________________________

(Exact name of registrant as specified in its chapter)

NEVADA

000-27347

     58-2534003

__________________________________________________________________________________________

(State or other jurisdiction of incorporation)

(Commission File Number)

 (IRS Employer Identification No.)

67 Wall Street, 22nd Floor,  New York, NY                 10005-3198

______________________________________________________________________________

(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (212) 246-2916

______________________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17

CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2007 Infe Human Resources, Inc. retained Beacon Consulting Associates to perform services of a Chief Financial Officer and related financial services.  In accordance with the agreement with Beacon, Mr. John Rudy shall assume the position of Vice President and Chief Financial Officer effective September 1, 2007.

Mr. Rudy is the founder and principal of Beacon Business Services, Inc., Matawan, New Jersey, a consulting firm specializing in providing financial, accounting and business advisory services to small companies since 1992.  From August 1998 through April 2000 he served as interim chief financial officer of Hometown Auto Retailers, Inc., a publicly traded automobile dealership.  From August 2005 until May 2006 he served as interim chief financial officer of Sona Mobile Holdings Corp., a publicly traded wireless technology company.  Since February 2007, Mr. Rudy has been serving as vice president and chief financial officer and a member of the board of directors of Zunicom, Inc., a provider of business centers to the hospitality industry through its wholly owned subsidiary, AlphaNet Hospitality Systems Inc.  Since July 2005 Mr. Rudy has been serving as a director of Empire Financial Holding Company, a publicly traded broker-dealer and investment banking firm and AdStar, Inc., a publicly-traded company engaged in internet ad placement products and services, and since May 2005 he has been serving as a director of Trey Resources, Inc., a publicly-traded software reseller.  Mr. Rudy qualifies as an "Audit Committee Financial Expert" as that term is defined under SEC regulations.  Mr. Rudy received an M.B.A. from Emory University and a B.S. in economics from Albright College, and is a Certified Public Accountant in New York State since 1972.

Mr. Rudy has no family relationships with any director or executive officer of Infe.

There are no transactions, since the beginning of Infe’s most recent fiscal year, nor are there any currently proposed transactions, in which Infe was or is to be a participant, involving the sum of the lesser of $120,000 or one percent of the average of the Infe’s total assets, as averaged for the last three fiscal years, in which either Mr. Rudy or Beacon has or will have a material interest.

           Mr. Rudy will be compensated by Beacon.  Beacon will be compensated by Infe at hourly rates ranging from $150 to $200.  In addition, Beacon received a $5,000 retainer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infe-Human Resources, Inc.

Date: August 21, 2007

By: /s/  Arthur Viola

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Name:    Arthur Viola

Title:   Chief Executive Officer,

Sole Director and Principal

 Financial Officer

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